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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ------------------------

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                            ------------------------


       Date of Report (Date of Earliest Event Reported): February 20, 2000


                           SNYDER COMMUNICATIONS, INC.
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             (Exact Name of Registrant as Specified in its Charter)


                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)


       1-12145                                          52-1983617
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(Commission File Number)                    (I.R.S. Employer Identification No.)


6903 ROCKLEDGE DRIVE                                             20817
BETHESDA, MARYLAND
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(Address of Principal Executive offices)                       (Zip Code)


                                 (301) 468-1010
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               (Registrant's Telephone Number, Including Area Code


                                       N/A
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          (Former Name or Former Address, if changed Since Last Report)

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NY2:\882420\03\$wv_03!.DOC\74807.0091

Item 5.    Other Events.

           On February 20, 2000, Havas Advertising ("Havas"), HAS Acquisition Corp. ("Merger Subsidiary") and Snyder Communications, Inc. ("Snyder") entered into an Agreement and Plan of Merger (the "Merger Agreement"), pursuant to which Merger Subsidiary will be merged with and into Snyder, with Snyder surviving as a subsidiary of Havas (the "Merger"). A copy of the Merger Agreement is included herein as Exhibit 2.1.

           The consummation of the Merger is subject to certain conditions, including approval by the stockholders of each of Snyder and Havas and receipt of all required regulatory approvals.

           In connection with the execution of the Merger Agreement, Havas and certain stockholders of Snyder who collectively beneficially own approximately
(i) 28% of the outstanding Snyder Communications, Inc. - SNC common stock, par value $.001 per share, of Snyder and (ii) 22% of the outstanding Snyder Communications, Inc. - Circle.com common stock, par value $.001 per share, of Snyder entered into a Company Stockholder Voting Agreement (the "Company Stockholder Voting Agreement") pursuant to which, among other things, such stockholders have agreed to vote their shares of common stock of Snyder in favor of the Merger. A copy of the Company Stockholder Voting Agreement is included herein as Exhibit 10.1.

           In connection with the execution of the Merger Agreement, Snyder and Havas S.A. which beneficially owns approximately 20.5% of the outstanding common stock of Havas, entered into a Parent Stockholder Voting Agreement (the "Parent Stockholder Voting Agreement") pursuant to which Havas S.A. has agreed to vote its common stock of Havas in favor of the Merger. A copy of the Parent Stockholder Voting Agreement is included herein as Exhibit 10.2.

           A copy of the press release of Snyder and Havas with respect to the Merger is included herein as Exhibit 99.1. The information set forth in such press release is incorporated herein by reference.

           The foregoing descriptions of and references to all of the above-mentioned documents are qualified in their entirety by reference to the complete texts of the agreements and documents which are filed herewith as Exhibits to this Current Report on Form 8-K, and which texts are incorporated herein by reference.


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
Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.


(c)        Exhibits

Exhibit No.       Exhibit
-----------       -------

2.1 Agreement and Plan of Merger, dated as of February 20, 2000, by and between Havas Advertising, HAS Acquisition Corp. and Snyder Communications, Inc.

10.1 Company Stockholder Voting Agreement, dated as of February 20, 2000, by and among Havas Advertising and each stockholder of Snyder Communications, Inc. party thereto.

10.2 Parent Stockholder Voting Agreement, dated as of February 20, 2000, by and between Snyder Communications, Inc. and Havas S.A.

99.1              Press Release dated February 21, 2000.



                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       SNYDER COMMUNICATIONS, INC.

                                       By: /s/ A. Clayton Perfall
                                           ------------------------------------
Date: March 6, 2000                        Name: A. Clayton Perfall
                                           Title: Chief Financial Officer




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
                                  EXHIBIT INDEX

Exhibit No.       Exhibit
-----------       -------

2.1 Agreement and Plan of Merger, dated as of February 20, 2000, by and between Havas Advertising, HAS Acquisition Corp. and Snyder Communications, Inc.

10.1 Company Stockholder Voting Agreement, dated as of February 20, 2000, by and among Havas Advertising and each stockholder of Snyder Communications, Inc. party thereto.

10.2 Parent Stockholder Voting Agreement, dated as of February 20, 2000, by and between Snyder Communications, Inc. and Havas S.A.

99.1              Press Release dated February 21, 2000.










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